SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Ocean Bio-Chem, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
   |X|  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.
        (1)  Title of each class of securities to which transaction applies:

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        (2)  Aggregate number of securities to which transaction applies:

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        (3)  Per unit price or other  underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4)  Proposed maximum aggregate value of transaction:

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        (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials:

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   [ ]  Check box if any part of the fee is offset as provided by Exchange  Act
             Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount previously paid:

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        (2)  Form, Schedule or Registration Statement no.:

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        (4)  Date Filed:

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314




                                                            April 22, 2005



To our Stockholders:

     I am pleased to invite you to attend the Annual Meeting of Stockholders of Ocean Bio-Chem, Inc. to be held on Thursday, June 1, 2005 at 10:00 a.m. at the Company's corporate offices located at 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314.

     Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

     YOUR  VOTE IS  IMPORTANT.  Whether  or not you plan to  attend  the  Annual
Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

     We appreciate your support and continued interest in Ocean Bio-Chem, Inc.


                                                 Sincerely,



                                                 /s/ PETER G. DORNAU
                                                 -----------------------
                                                 Peter G. Dornau
                                                 Chief Executive Officer

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Stockholders:

     Our Annual Meeting of Stockholders of the Company will be held on Thursday, June 1, 2005 at 10:00 a.m. at our corporate offices located at 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314 for the following purposes:

     1. To elect seven directors to serve until the next Annual Meeting of Shareholders or until their successors shall be elected and qualified;

     2. To approve and ratify grants of the Company's restricted common stock previously issued to employees as compensation;

     3. To approve and ratify the amendment made on March 25, 2004 of certain stock options granted to Messrs. Dornau and Tieger;

     4. To ratify the appointment of Levi, Cahlin & Co. as our independent certified public accountants for the year ending December 31, 2005;

     5. To transact such other and further business as may properly come before the meeting.

     Only shareholders of record at the close of business on April 8, 2005 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

     Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned you proxy card.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE AND IN FAVOR OF EACH PROPOSAL.

                                           By Order of the Board of Directors




                                           /s/ PETER G. DORNAU
                                           -----------------------
                                           Peter G. Dornau
                                           Chief Executive Officer
Fort Lauderdale, Florida
April 22, 2005

                       PROXY STATEMENT FOR ANNUAL MEETING
                                 OF SHAREHOLDERS
                             To Be Held June 1, 2005

General

     We are providing these proxy materials in connection with the solicitation by the Board of Directors of Ocean Bio-Chem, Inc. of proxies to be voted at our Annual Meeting of Shareholders and at any postponement or adjournment of this meeting. Our Annual Meeting will be held on June 1, 2005 at the offices of Ocean Bio-Chem, Inc. located at 4041 S.W. 47th Avenue, Ft. Lauderdale, Florida 33314. In this proxy statement, Ocean Bio-Chem, Inc. is referred to as the "Company", "we"' "our" or "us".

     Our principal executive offices are located at 4041 S.W. 47th Avenue, Ft. Lauderdale, Florida 33314. Our proxy statement and the accompanying proxy card are first being mail to our shareholders on or about April 29, 2005.

Outstanding Securities and Voting Rights

     Only holders of record of our common stock at the close of business on April 8, 2005, the record date, will be entitled to notice of, and to vote at the, the Annual Meeting. On that date, we had 5,689,816 shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote at the Annual Meeting. However, an aggregate of 710,500 of these shares are not entitled to vote until we obtain shareholder approval of these grants. Please see Proposal 2. Ratification of Stock Grants Previously Issued to Employees as Compensation on page 14 of this Proxy Statement.

     A majority of the outstanding shares of common stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In tabulating the voting results for any proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting assuming a quorum is obtained. Abstentions will have the same effect as a vote against a proposal.

Proxy Voting

     Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted "FOR" Proposal 1- the election of each of the seven nominees to the Board named herein, "FOR" Proposal 2 - the ratification of stock grants previously issued to our employees as compensation, "FOR" Proposal 3 - the ratification of the amendment on March 25, 2004 of certain stock options granted to Peter G. Dornau and Jeffrey J.Tieger and "FOR" Proposal 4 - the ratification of Levi, Cahlin & Co. as our independent certified public accountants. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

     The manner in which your shares may be voted depends on how your shares are held. If you own shares of record meaning that your shares of common stock are represented by certificates in your name so that you appear as a stockholder on the records of our transfer agent, Registrar & Transfer Company, a proxy card for voting those shares will be included within this Proxy Statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

     If you own shares in street name, meaning that your shares of common stock are held by a bank or brokerage firm, you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct your bank or brokerage firm how to vote your shares. As with a proxy card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided.

     All votes will be tabulated by Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company's office, 4041 S.W. 47th Avenue, Fort Lauderdale, FL 33314 for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder

Attendance and Voting at the Annual Meeting

     If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting. If you have already voted prior to the meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below.

Revocation

     If you own common stock or record, you may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting any person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

MANAGEMENT

     The following tables set forth the name and ages of our elected directors and officers of the Company, as of April 15, 2005.

    Name                        Office                                     Age
-----------------           ------------------------------------------    -----
Peter G. Dornau             President, Chief Executive Officer and         65
                            Director

Edward Anchel               Vice President-Finance, Chief Financial        58
                            Officer and Director

Jeffrey J. Tieger           Vice President - Advertising and Marketing,    61
                            Secretary and Director

William W. Dudman           Vice President-Operations                      40

James M. Kolisch            Director                                       53

Laz L. Schneider            Director                                       66

John B. Turner              Director                                       57

Sonia B. Beard              Director                                       34

     Peter G. Dornau is our co-founder and has served as our President, CEO and Chairman of Board of Directors since 1973.

     Edward Anchel joined our company as Vice President-Finance and Chief Financial Officer in March 1999. For the five years immediately preceding his employment, he was an officer of a privately owned manufacturing company and in private practice as a Certified Public Accountant. He was initially elected to serve as an outside Director of the Company in May 1998.

     Jeffrey  J.   Tieger   joined  our   company  in  June  1977  as  our  Vice
President-Advertising and has served in that position through the present date.

     William W. Dudman joined our company in April 2004 as our Vice President-Operations. For the five years immediately preceding his employment he had held various management positions within the marine industry, most recently with West Marine, Inc., our largest customer from May 1999 to April 2004.

     James M. Kolisch joined our Board of Directors as an outside director in May 1998. Mr. Kolisch has been engaged in the insurance industry and served as president of USI Florida, or its predecessor company, an entity that sources most of the our insurance needs, for a period of approximately twenty-five years. Mr. Kolisch serves on the Board of Directors' Audit Committee.

     Laz L. Schneider is, and has for the past five years, been an attorney in private practice with the law firm of Berger Singerman, P.A. and was elected to serve as an outside Director of the Company during May 1998. Mr. Schneider is a partner at Berger, Singerman, P.A., a law firm that serves as our lead counsel in various corporate and litigation matters.

     John B. Turner joined our Board of Directors in June 2002. During the past five years, Mr. Turner has been retired. Prior to his retirement, he was an insurance executive. In addition to his insurance credentials, Mr. Turner holds a Series 7 stock brokerage license. His professional experience in the aforementioned areas spans in excess of twenty-five years. Mr. Turner serves on the Board of Directors' Audit Committee.

     Sonia B. Beard is a Florida Certified Public Accountant working for Walt Disney World since 1997. She currently holds the position as the Manager of Concept Development for the Revenue Lines of Business of Walt Disney World. Ms. Beard has in excess of twelve years financial experience. She is an outside director and serves as the Chairperson and Financial Expert of the Board of Directors' Audit Committee.

     All directors will serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. Each officer serves at the discretion of the board of directors. There are no arrangements or understandings between any of the officers or directors of our Company and the Company or any other persons pursuant to which any officer or director was or is to be selected as a director or officer.

CORPORATE GOVERNANCE AND RELATED MATTERS

     The Board meets regularly during the year to review matters related to our company and to act on matters requiring Board approvals. All persons who were serving as directors during fiscal 2004 attended at least 75% of the aggregate of the meetings of the Board and committees of which they were members. Our Board of Directors held two (2) meetings during the year ended December 31, 2004, at which all the directors were present. We have a standing Audit
Committee and our nominating committee consists of our entire Board of Directors. We do not have a separate compensation committee.

Audit Committee

     The  Audit  Committee   assists  the  Board  in  fulfilling  its  oversight
responsibility relating to our financial statements and financial reporting process, the qualifications, independence and performance of our independent auditors, the performances of our internal audit functions and our compliance with legal and regulatory requirements. The members of the Audit Committee during fiscal 2004 were Sonia B. Beard, our Chairperson, James M. Kolisch, and John B. Turner. The Board has designated Sonia B. Beard as the "audit committee financial expert," as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934.The shareholders ratified a charter for the Audit Committee at our Annual Meeting of Shareholders held on June 9, 2000. On March 24, 2004, the Board of Directors adopted a Restated Audit Committee Charter.

     The Audit  Committee  met three times since last year's  Annual  Meeting of
Shareholders.   We  believe  that  all  members  of  the  Audit   Committee  are
independent, as defined in Rule 4200(a)(15) of the NASDAQ listing standards.

Nominating Committee

     Our entire Board of Directors serves as our Nominating Committee. Our Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, and nominating persons for election as directors at the annual meeting of shareholders and the persons to fill any vacancies on the Board.

     Directors are not required to meet any specific or minimum qualifications. The Board attempts to identify persons who have the requisite experience and expertise to be an asset to our Company.

     The Board will consider nominees for the Board of Directors recommended by shareholders. Nominations by shareholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee's business experience for at least the previous five years, and a representation that the nominating shareholder is a beneficial or record owner of our common stock. Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. Nominations must be delivered to the Board at the following address:

         Board of Directors
         Ocean Bio-Chem, Inc.
         4041 SW 47th Avenue
         Fort Lauderdale, Florida 33314-4023

     The Board of Directors is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of shareholders, or, in the case of a vacancy on the Board of Directors, elect a director to fill such vacancy.

Controlled Company Status

     NASDAQ marketplace rules require that the board of directors of NASDAQ listed companies consist of a majority of directors who are independent within the meaning of the rules. The rules also impose additional independence requirements on members of certain committees of the Board. The Company has determined that, except with respect to the required independence of members of the Audit Committee, it is exempt from the application of these rules as a "controlled company," as defined in the rules. The Company believes it qualifies as a controlled company under NASDAQ rules because more than 50% of the voting power of its capital stock is held by a single group, consisting of Peter G. Dornau and his son, Gregor M. Dornau.

Directors' Compensation

     During fiscal 2004, our employee directors did not receive any additional or special compensation for serving as directors. Our non-employee directors received equity compensation for their services in fiscal 2004. Each outside director received a grant of options to acquire 10,000 shares of our common stock at an exercise price of $1.46 per share, the fair market value of the underlying shares on the date of grant. These options are immediately exercisable and expire on May 24, 2014.

Compliance with Section 16(a) of the Securities Exchange Act

     Based solely on reviews of Forms 3 and 4 furnished to us by the aforementioned individuals, it was determined that no reporting person failed to file a timely submission of ownership changes and that we were in compliance with Rule 16(a)3(e) of the Exchange Act during our most recent fiscal year.

EXECUTIVE COMPENSATION

     The following table sets forth the amount of compensation for the fiscal years ended December 31, 2004, 2003, and 2002 for Peter G. Dornau and each of our executive officers, whose compensation exceeded $100,000 on an annual basis (the "Named Officers").

                           SUMMARY COMPENSATION TABLE



                                                                                           Long term compensation
                                                                                            ----------------------
                                             Annual compensation                           Restricted
Name and                                --------------------------------                    Stock       Options/
 Principal Position                   Year           Salary            Bonus                Awards         SARs
----------------------                ----           --------          -------             ----------     ------
Peter G. Dornau, CEO                  2004           $108,450          $13,000             $21,875(1)     50,000
                                      2003           $109,000          $12,000             $15,750(2)     25,000
                                      2002           $109,000               -              $16,275(3)     25,000

Edward Anchel, CFO                    2004           $ 96,900          $13,000             $21,875(1)     50,000
                                      2003           $100,400          $12,000             $15,750(2)     25,000
                                      2002           $100,400               -              $27,300(3)     25,000

     (1) Represents the aggregate value on the date of grant of a restricted stock award made on April 1, 2004 with respect to 35,000 shares of the Company's common stock awarded each individual based on the closing price on that date.

     (2) Represents the aggregate value on the date of grant of a restricted stock award made on June 16, 2003 with respect to 35,000 shares of the Company's common stock awarded each individual based on the closing price on that date.

     (3) Represents the aggregate value on the date of grant of a restricted stock award made on March 1, 2002 with respect to 31,000 and 52,000 shares of the Company's common stock issued to Mr. Dornau and Mr. Anchel, respectively, based on the closing price on that date.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning all options granted to our officers and directors during the year ended December 31, 2004.

                                                                                                Potential Realizable Value at
                                                 Percent of                                     Assumed Annual Rates of Stock
                                 Shares         Total Options                                   Price Appreciation for Option
                               Underlying        Granted to        Exercise                                Term (2)
                                Options         Employees in         Price       Expiration          --------------------
     Name                      Granted(1)        Fiscal Year       Per Share        Date              5%              10%
----------------              -----------        -----------       ---------     ----------         ------           ------
Peter J. Dornau                25,000(3)             6.1%            $1.62        04/07/09           7,139           $20,676
                               25,000(3)             6.1%            $1.16        10/26/09           4,627           $13,401

Edward Anchel                  25,000(3)             6.1%            $1.78        04/07/09          11,189           $24,726
                               25,000(3)             6.1%            $1.05        10/26/09           7,252           $16,026
                              -------               -----                                         --------           -------
  Total                       100,000               24.4%                                         $30,2070           $74,829
                              =======               =====                                         ========           =======

     (1) Options were granted pursuant to the 1994 and 2002 Stock Option Plans. Options granted to Mr. Anchel were equal to the fair market value of the Company's common stock on the date of grant. Options granted to Mr. Dornau were equal to 110% of the fair market value of the Company's common stock on the date of grant.


     (2) The dollar amounts under these columns are the result of calculations based on the market price on the date of grant at an assumed annual rate of appreciation over the maximum term of the option at 5% and 10% as required by applications regulations of the SEC and therefore, are not intended to forecast possible future appreciation, if any of the common stock price. Assumes all options are exercised at the end of their respective terms. Actual gains, if any, on stock option exercises depend on the future performance of the common stock.

     (3) Twenty percent of the options are exercisable on first anniversary of the date of grant and an additional 20% are exercisable on each anniversary thereafter with the last 20% exercisable at maturity.

Aggregate Option Exercises in Fiscal 2004 and Option Values

     The following table sets forth information as to the exercise of stock options during the fiscal year ended December 31, 2004, by our officers listed in our Summary Compensation Table and the fiscal year-end values of unexercised options.

                              Shares                        Number of options/SAR's           Value of in-the-money options/
                             acquired      Value             at end of fiscal year            SAR's at end of fiscal year (1)
Name                       by exercise   Realized        exercisable    unexercisable         exercisable    unexercisable
---------------            -----------   --------        -----------    -------------         -----------    -------------
Peter G. Dornau               46,200     $ 24,180           164,000        81,500              $ 51,150       $  2,900
Edward Anchel                 75,075       39,395            48,500        81,500                13,100          3,900
                             -------     --------           -------       -------              --------       --------
                             121,275     $ 63,575           212,500       163,000              $ 64,250        $ 6,800
                             =======     ========           =======       =======              ========        =======

     (1) The value of unexercised "in-the-money" options at December 31, 2004 was calculated by determining the difference between $1.10, the fair market value of the underlying Common Stock at December 31, 2004 and the option price. An option is "in-the-money' when the fair market value of the underlying Common Stock exceeds the exercise price of the option.

Stock Option Plans

     We have three stock options plans: our 1994, and 2002 Incentive Stock Option Plans (the "1994 Plan", and "2002 Plan") and the 2002 Non-Qualified Stock Option Plan. All of our employees are eligible to be selected to participate in our 1994 and 2002 Qualified Plans and in our 2002 Non-Qualified Stock Option Plan. The Plans are administered by the Board of Directors, which selects individuals to be participants and determines the type and number of awards to be granted. Our 1992 Incentive Stock Option Plan was terminated during April, 2002. However, as of April 15, 2005, we have 165,000 options outstanding under this 1992 Incentive Stock Option Plan.

     The option price for stock options granted under all Plans is stipulated to be not less than the fair market value of Common Stock on the date of grant and the term of each option is fixed by the Committee. Options become exercisable as determined by the Board of Directors.

Other Benefits

     We provide our executive officers and employees with group health, hospitalization and life insurance plans. We also maintain a SAR/SEP Savings Plan and a 401(k) savings plan which are sponsored by two of our subsidiaries, Star brite Distributing, Inc. and Kinpak Inc., respectively. Both plans are non-contributory by us and are entirely funded by employee contributions.

             Securities authorized for issuance at December 31, 2004
                        under equity compensation plans:


                                         Number of  securities  to     Weighted average      Number of securities
                                         be issued  upon  exercise    exercise price of     remaining available for
                                         of  outstanding  options,   outstanding options,    future issuance under
                                            warrants & rights         warrants & rights     equity compensation plans
                                         -------------------------   --------------------   -------------------------
 Equity compensation plans approved by
 security holders:
   Stock options granted (1)                 600,000                      $1.29                    165,000

 Equity compensation plans not approved
 by security holders:

   Stock options and restricted
     stock awards (2), (3) and (4)           723,500                      $0.95                        -
                                           ---------                      -----                    -------
 Total equity compensation plans
 approved and not approved by
 security holders                          1,323,500                      $1.10                    165,000
                                           =========                      =====                    =======

     (1) Includes 320,000 options granted under the 2002 Qualified Incentive Stock Option Plan, 115,000 options under the 2002 Non-Qualified Stock Option Plan and 165,000 options under the 1992 Qualified Incentive Stock Option Plan.

     (2) Includes 352,000 options granted under the 1994 Non-Qualified Stock Option Plan.

     (3) Includes 231,000 options granted to Messrs. Peter G. Dornau and Jeffrey
J. Tieger in conjunction with a loan made to the Company by and entity 50% owned by each of them. The modification of the maturity date of these options in March 2004 is subject to shareholder ratification. Please see Proposal 3. Ratification of Modification of Stock Options previously granted to Messrs. Dornau and Tieger on page 15 of this Proxy Statement

     (4) Includes140,500 shares of restricted common stock awarded to officers and other employees outside of our stock option plans.

     During April 2004 we issued 140,500 shares of our common stock bearing a restricted legend to certain officers and other key employees as a component of their compensation. At the date of grant the shares had a market value of $1.25 each. Shares were awarded as follows:

     Officers:

       Peter G. Dornau, President and CEO                     35,000 shares
       Edward Anchel, Vice President and CFO                  35,000 shares
       Jeffrey J. Tieger, Vice President and Secretary        20,000 shares
       William Dudman, Vice President                         16,000 shares
                                                             -------
                                                             106,000 shares

       Other employees, as a group (7 individuals)            34,500 shares
                                                             -------
       Total restricted shares awarded                       140,500 shares
                                                             =======

     The restricted stock awarded to these officers and employees is subject to shareholder ratification. Please see Proposal 2. Ratification of Stock Grants Previously Issued to Employees as Compensation on page 4 of this Proxy Statement.

                REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

Executive Compensation Policy

     The Board of Directors (the "Committee") is responsible for setting the policies and approving our practices in compensating our executive officers. In carrying out its responsibility in 2004, the Committee considered the following:

         -our financial performance;

         -our policies and practices for compensation of employees generally;

         -our historical philosophy to reward according to merit, commitment to, and performance of, the Company.

     In furtherance of this philosophy, the compensation of our executives generally consists of three components: base salary, annual cash incentives and long-term performance-based incentives.

Base Salaries

     The base salary of our executives is designed to be competitive with base salaries paid to executives with similar responsibilities and consist with the salaries paid in the applicable geographical areas.

Incentive Cash Bonuses

     Generally, we award cash bonuses to our management employees and other employees, based on their personal performance in the past year and overall performance of our company. Our Board of Directors established a bonus pool for fiscal 2004 and awarded bonuses to executives and other employee from this bonus pool.

Long Term Compensation - Stock Option Grants

     We have utilized stock options to motivate and retain executive officers and other employee for the long-term. We believe that stock options closely align the interests of our executive officers and other employees with those of our shareholders and provide a major incentive to building stockholder value. Options are typically granted annually, and are subject to vesting provisions to encourage officers and employees to remain employed with the Company.

     The number of stock options granted to an executive is determined by the Board of Directors and depends principally upon an individual's level of responsibility within the Company and performance by the individual. Since stock options are granted at the average market price on the date of grant and have value only if the market price on the underlying common stock increases, and since the exercisability of options vests over a five (5) year period after the grant date, the Board of Directors believes stock options provide an appropriate long-term incentive for those receiving grants, as well as stability in the work force. In addition we, from time to time, award direct grants of our restricted common stock to encourage stock ownership and retention of common stock by employees.

Relationship between our Compensation Policies and Corporate Performance

     We believe that our executive compensation policies correlate with our corporate performance. Our stock options are usually granted at a price equal to or above the fair market value of our common stock on the date of grant. As such, our officers only benefit from the grant of stock options if our stock price appreciates. Generally, we try to tie bonus payments to our Company's financial performance. However, if an individual has made significant contributions to our company, we will provide them with a bonus payment for their efforts even if our company's financial performance has not been strong.

Compensation  of Chief  Executive  Officer

     Peter G. Dornau served as our Chief Executive Officer during fiscal 2004. He received a base salary of $108,450, a bonus of $13,000 and restricted stock valued at $21,875. He also received an aggregate of 50,000 stock options. Mr. Dornau's compensation is determined annually based on the Company's financial and operational performance for the preceding year.

Performance Comparisons

     The following chart compares our Annual Shareholder Return for the five years ended December 31, 2004 to the cumulative total shareholder return of (a) the NASDAQ market US stocks, and (b) the Industry Index, which is the NASDAQ Non-Financial Stocks index. This graph will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent that we specifically incorporate it by reference, and will not otherwise be deemed to be soliciting material or to be filed under such Acts.

     We believe that no single peer index or peer company is totally comparable to our business. The peer indices used to compare total shareholder return include companies which supply to diverse markets. Some of our direct competitors are divisions that represent small portions of companies and are not included in the peer comparisons since information is not available to us to show those divisions separately from the parent.



         Chart to be inserted in paper filings











                                            Cumulative Annual Return for Five Years
                                    -----------------------------------------------------------
                                   1999        2000         2001      2002        2003       2004
                                  ------       -----       ------     ------     ------     -----
Ocean Bio-Chem, Inc.              100.00       63.13       122.05     123.74     143.10     92.59

NASDAQ US                         100.00       60.31        47.84      33.07      49.45     53.81

NASDAQ Non-financial              100.00       58.33        44.61      29.14      44.61     48.12

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth, as of April 8, 2005 (record date for shareholder voting at Annual Meting of Shareholders), information concerning beneficial ownership of our common stock by:

                  -all directors of the Company;
                  -all executive officers of the Company;
                  -persons known to own more than 5% of our common stock;

     Unless otherwise indicated, the address for each person is Ocean Bio-Chem, Inc., 4041 S.W. 47th Avenue, Ft. Lauderdale, FL 33314. As of April 8, 2005, we had 5,689,816 shares of our common stock issued and outstanding. As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

       Name and Address of                  Amount and Nature of        Percent
         Beneficial Owner                   Beneficial Ownership       of Class
       -------------------                  --------------------       ---------
 Peter G. Dornau, President, CEO,                3,133,828 (1)(2)        49.57%
 Chairman Board of Directors
 Fort Lauderdale, FL 33317

 Edward Anchel, Vice President-Finance,           274,451  (3)            4.34%
 CFO, Director
 Boynton Beach, FL 33437

 Jeffrey J. Tieger,                                380,780 (4)            6.02%
 Vice President-Advertising,
 Secretary, Director
 Plantation, FL 33314

 William W. Dudman, Vice President                  34,300                 .54%
 Plantation, FL 33317

 James M. Kolisch, Director                         46,167 (5)             .73%
 Coral Gables, FL 33114

 Laz L. Schneider, Director                         30,000 (6)             .47%
 Fort Lauderdale, FL 33305

 John B. Turner,  Director                          47,463 (7)             .75%
 Miami,  FL 33186

 Sonia B. Beard, Director                           20,000 (8)             .32%
 Merritt Island, FL 32952
                                                 ---------               ------
 All directors and officers as a group           3,966,989               62.74%
 8 individuals
                                                 =========               ======

     (1) Includes 164,000 shares that are issuable upon the exercise of stock options within 60 days of April 8, 2005.

     (2) Includes 176,960 shares owned by Gregor M. Dornau (son) with power to vote or direct the vote given to Peter G. Dornau.

     (3) Includes 48,500 shares that are issuable upon the exercise of stock options within 60 days of April 8, 2005.

     (4) Includes 164,000 shares that are issuable upon the exercise of stock options within 60 days of April 8, 2005.

     (5) Includes 30,000 shares that are issuable upon the exercise of stock options within 60 days of April 8, 2005.

     (6) Includes 30,000 shares that are issuable upon the exercise of stock options within 60 days of April 8, 2005.

     (7) Includes 30,000 shares that are issuable upon the exercise of stock options within 60 days of April 8, 2005.

     (8) Includes 20,000 shares that are issuable upon the exercise of stock options within 60 days of April 8, 2005.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 1, 1998, we entered into a ten-year lease for approximately 12,700 square feet of office and warehouse facilities in Fort Lauderdale, Florida from an entity fifty percent owned each by Messrs. Peter G. Dornau and Jeffrey J. Tieger, our President and Vice President-Advertising, respectively. The lease required a minimum rental of $94,800 the first year and provides for a maximum 2% increase on the anniversary of the lease throughout the term. Additionally, the landlord is entitled to collect from us its pro-rata share of all taxes, assessments, insurance premiums, operating charges, maintenance charges and any other expenses, which normally arise from ownership. We believe that the terms of this lease are comparable to those of similar properties in the same geographic area of the Company available from unrelated third parties. Rent charged to operations during the years ended December 31, 2004, 2003 and 2002 amounted to approximately $100,500 each year. We acquired the rights to the Star brite(R) trademark and related products for the United States and Canada in conjunction with our original public offering during March 1981. Peter G. Dornau, our president is the direct or beneficial owner of three companies that market Star brite(R) products outside the United States and Canada. These companies serve as distributors of our products and the terms of payment are the same as for our other customers. At December 31, 2004 and 2003, we had amounts due from affiliated companies, which are directly or beneficially owned by our president aggregating approximately $408,500 and $172,900, respectively. Sales of Star brite products to such affiliates aggregated approximately $616,800, $373,600 and $317,100 during the years ended December 31, 2004, 2003 and 2002, respectively. A subsidiary of ours currently uses the services of an entity that is owned by our president to conduct product research and development. Such entity received $30,000 per year during the years ended December 31, 2004, 2003 and 2002 under such relationship. On March 25, 1999, we granted Messrs. Peter G. Dornau and Jeffrey J. Tieger a five-year option for 115,500 shares each, as adjusted for our stock dividend distributions of 2000 and 2002, at an exercise price of $.76 representing the market price at the time of grant. Such grants were awarded in consideration of their making a loan to us in the amount of $400,000 from an affiliated company in which they are each 50% co-shareholders. On March 25, 2004, we amended these options for an additional five years to expire on March 25, 2009.

                             AUDIT COMMITTEE REPORT

     The Audit  Committee is  responsible  for assisting the Board in monitoring
(1) the quality and integrity of our financial statements, (2) our compliance with regulatory requirements and (3) the independence and performance of our independent auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, our annual financial statement with both management and the independent auditors and meets periodically with our independent auditors to consider their evaluation of our financial and internal controls. The Audit Committee also recommends to the Board of Directors the selection of the company's independent certified public accountants. The Audit Committee is composed of three directors and operates under a written charter adopted and approved by the Board of Directors. During 2004, all of the Audit Committee members were non-employee directors and were independent as defined by the NASDAQ listing standards in effect during 2004. The members of the Audit Committee during 2004 were Sonia B. Beard, James M. Kolisch, and John B. Turner. Mrs. Beard served as the Chairperson of the Audit Committee.

     In discharging its duties during 2004, the Audit Committee met with and held discussions with management and our independent auditors, Berkovits, Lago & Company, LLP and Levi, Cahlin and Co. Management represented to the independent auditors that our audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with our auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees." In addition, our auditors, provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," and the Audit Committee discussed with our auditors their independence.

     Based on the above-mentioned review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to our committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

Audit Committee - submitted on March 23, 2005


Sonia B. Beard, Chairperson

James M. Kolisch

John B. Turner

                          PROPOSALS TO THE SHAREHOLDERS

                        PROPOSAL 1. ELECTION OF DIRECTORS

     The seven persons set forth alphabetically below, each of whom is currently a director, are proposed to be re-elected as directors at the Annual Meeting. If elected, each of these directors will hold office until the next Annual Meeting of Stockholders in the year 2006 or until his or her successor is duly elected and qualified.

         Edward Anchel
         Sonia B. Beard
         Peter G. Dornau
         James M. Kolisch
         Laz L. Schneider
         Jeffrey J. Tieger
         John B. Turner

     All of the nominees are currently serving as directors. Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected. For biographical information regarding the nominees, see "Management" on pages 3-4 of this Proxy Statement. Management expects that each nominee will be available for election, but if any of them is not a candidate at the time of the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill such vacancy.

Vote Required and Recommendation

     The seven nominees for election to the Board of Directors who receive a majority of votes cast, in person or by proxy, shall be elected directors. Shareholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker non-vote will have no effect on the outcome. The Board recommends stockholders to vote "FOR" each of the nominees for director set forth above.

          PROPOSAL 2. RATIFICATION OF STOCK GRANTS PREVIOUSLY ISSUED TO
                            EMPLOYEES AS COMPENSATION

     The Company's Board of Directors has previously granted stock as compensation to certain employees in fiscal 2005, 2004, 2003, 2002, 2001 and 2000. An aggregate of 768,500 shares were granted as compensation in lieu of cash. Officers of the Company received 546,000 of these shares as follows:

Employee                    2005             2004           2003           2002            2001            2000
-------------------        ------           ------         ------         -------         ------          -------
Peter G. Dornau            30,000           35,000         35,000          31,000         41,000          31,000
Edward Anchel              30,000           35,000         35,000          52,000         27,000          17,000
Jeffrey J. Tieger          15,000           20,000         20,000          17,000         27,000          17,000
William Dudman             15,000           16,000             -              -              -                -
                           ------          -------         ------         -------         ------          ------
   Total                   90,000          106,000         90,000         100,000         95,000          65,000
                           ======          =======         ======         =======         ======          ======

     On April 11, 2005, the Company was advised by The NASDAQ Stock Market that it had failed to comply with Marketplace Rule 4350(i)(1)(a) which required shareholder approval of these stock grants. The Company is submitting all of these grants for approval and ratification by the shareholders of its Company.

Vote Required and Recommendation

     The ratification of the stock awards previously granted to the Company's employees as compensation requires the affirmative vote of the holders of a majority of shares of the Company's common stock, present in person or by proxy at the annual meeting. The Board recommends shareholders to vote "FOR" the ratification of the stock grants previously issued to the Company's employees as compensation.

      PROPOSAL 3. RATIFICATION OF MODIFICATION OF STOCK OPTIONS PREVIOUSLY
                      GRANTED TO MESSRS. DORNAU AND TIEGER

     On March 25, 1999, the Company granted a five-year option for 115,000 shares to each of Messrs. Dornau and Mr. Tieger as consideration for advancing $400,000 to the Company in the form of a loan. The exercise price of the options was $.76 per share. This grant of options was not prohibited under Rule 4350(i)(1)(a) which was in effect at that time. During April, 2004, Mr. Dornau and Mr. Tieger agreed to extend the term of the loan for five years and as consideration for this extension, the Company modified the options to extend the maturity date for five years in consideration for such loan extension.

     On April 11, 2005, the Company was advised by The NASDAQ Stock Market that its modification of the terms of the option in 2004 had failed to comply with Marketplace Rule 4350(i)(1)(a) which required shareholder approval of this modification. The Company is submitting this modification of the options for approval and ratification by the shareholders of its Company.

Vote Required and Recommendation

     The ratification of the amendment of the stock options granted to Messrs. Dornau and Tieger requires the affirmative vote of the holders of a majority of shares of the Company's common stock, present in person or by proxy at the annual meeting. The Board recommends shareholders to vote "FOR" the ratification of the amendment of the stock options granted to Messrs. Dornau and Tieger.



      PROPOSAL 4. RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We are asking our shareholders to ratify the Audit Committee's appointment of Levi, Cahlin & Co. as our independent certified public accountants for the year ending December 31, 2005. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in our company and our shareholders' best interests.

     We engaged Levi, Cahlin & Co. as our independent auditor on December 23, 2004 and Levi, Cahlin & Co. audited our consolidated financial statements for the year ended December 31, 2004. Representatives of Levi, Cahlin & Co. are expected to be present at the meeting and will have the opportunity to make a statement if they desires to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees and Services

     The following is a summary of the fees billed to the Company by Levi, Cahlin & Co. and our former auditors, Berkovits, Lago & Company, LLP and charged to operations during the years ended December 31:

Fee Category                           2004                 2003
------------------                   -------              -------
Audit Fees                           $42,900              $40,300
Audit Related Fees                       -                    -
Tax Fees                                 -                    -
All Other Fees                           -                    -
                                     -------              -------
Total Fees                           $42,900              $40,300
                                     =======              =======

     Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Levi, Cahlin & Co. and Berkovits, Lago & Company, LLP in connection with statutory and regulatory filings or engagements.

     Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

     Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

     All Other Fees. Consists of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit
  Services of Independent Auditors

     The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required and Recommendation

     The ratification of the selection of Levi, Cahlin & Co., as our independent certified public accountants for the year ending December 31, 2005, requires the affirmative vote of the holders of a majority of shares of the Company's common stock, present in person or by proxy at the annual meeting. The Board recommends shareholders to vote "FOR" the ratification of the selection of Levi, Cahlin & Co. as our independent auditors for the year ended December 31, 2005.

Previous Independent Auditors

     On December 15, 2004, we dismissed Berkovits, Lago & Company, LLP ("Berkovits"). The decision to change accountants was approved by our Audit Committee. As of December 15, 2004, we did not have any change or disagreement with Berkovits with respect to the preparation of our financial statements for the two (2) most recent years contained in our Annual Report on Form 10-K for the year ended December 31, 2004.

     The report of Berkovits on our financial statements for fiscal 2003, fiscal 2002 and all subsequent interim periods, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles for fiscal 2003, fiscal 2002 and all subsequent interim periods. Furthermore, Berkovits did not advise us that:

     1) internal controls necessary to develop reliable financial statements did not exist, or

     2) information had come to the attention of Berkovits which made in unwilling to rely upon management's representations or made it unwilling to be associated with the financial statement prepared by management, or

     3) the scope of the audit should be expanded significantly, or information had come to the attention of Berkovits that they concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to December 31, 2003 (including information that may prevent it from rendering an unqualified audit report on those financial statements) or made in unwilling to rely on management's representations or to be associated with the financial statements prepared by management or,

     4) information has come to the attention of Berkovits that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to December 31, 2003 through December 15, 2004, the date of the Form 8-K filing reporting our change in accountants, that had not been resolved to the satisfaction of Berkovits or which would have prevented Berkovits from rendering an unqualified audit report on such financial statements.

     During fiscal 2003, fiscal 2002 and all subsequent interim periods, there were no disagreements with Berkovits on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Berkovits would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

                           ANNUAL REPORT ON FORM 10-K

     We are mailing copies of our Annual Report on Form 10-K for the year ended December 31, 2004 with this proxy statement to our shareholders of record as of April 8, 2005.

               STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

     We have adopted a procedure approved by the SEC called "householding." Under this procedure, certain stockholders of record who have the same address and last name and don't participate in electronic delivery of proxy materials will receive only one copy of our Annual Report, Proxy Statement and any additional proxy soliciting materials sent to stockholders until such time as one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to receive separate proxy cards.

     If you received a householded mailing this year, and you would like to have additional copies of our Annual Report and Proxy Statement mailed to you, please submit your request to Corporate Secretary, Ocean Bio-Chem, Inc., 4041 SW 47 Avenue, Fort Lauderdale, FL 33314, or call (954) 587-6280. Upon your request, we will promptly deliver a separate copy of our Annual Report and Proxy Statement. You may also contact us at the address or phone number above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future. If you would like to opt out of householding for future mailings, call 1 (954) 587-6280 or send a written request to the Corporate Secretary at the above address, and your request will be effective within 30 days.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Under SEC rules, any stockholder who intends to present a proposal at our next Annual Meeting of Stockholders must submit the proposal, in writing, so that we receive it at our principal executive office by January 1, 2006 in order for the proposal to be included in our Proxy Statement and proxy for such meeting. The submission of a stockholder proposal does not guarantee that it will be included in our Proxy Statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

  Fort Lauderdale, Florida
  April 22, 2005

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314


Proxy for Annual Meeting of Shareholders on June 1, 2005


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned  Shareholder of Ocean Bio-Chem,  Inc. hereby appoints Peter
G. Dornau and Jeffrey J. Tieger, and each of them as proxies of the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote and otherwise represent all of the shares of the Common Stock of Ocean Bio-Chem, Inc. which the undersigned is entitled to vote at our Annual Meeting of Shareholders to be held on June 1, 2005 at 10:00 a.m., local time, and at any adjournments thereof, with the same effect as if the undersigned were present and voting the shares, on the following matters and in the following manner.

     1. The election of the following persons as directors of our Company to serve until the next annual meeting of shareholders or until their successors shall be elected and shall qualify:
        Name:

    Peter G. Dornau          For   /    /        Withhold Authority      /    /
    Edward Anchel            For   /    /        Withhold Authority      /    /
    Jeffrey J. Tieger        For   /    /        Withhold Authority      /    /
    Laz L. Schneider         For   /    /        Withhold Authority      /    /
    James M. Kolisch         For   /    /        Withhold Authority      /    /
    John B. Turner           For   /    /        Withhold Authority      /    /
    Sonia B. Beard           For   /    /        Withhold Authority      /    /

The Board of Directors recommends a vote "FOR" Proposal 2 below.

     2. Ratification of restricted stock grants previously issued to employees as compensation.

              For    /    /        Against  /    /             Abstain   /    /


The Board of Directors recommends a vote "FOR" Proposal 3 below.

     3. Ratification of modification of stock options previously granted to Messrs. Dornau and Tieger.
              For /    /              Against /    /              Abstain /    /


The Board of Directors recommends a vote "FOR" Proposal 4 below.

     4. The approval, adoption and ratification of the selection by the Board of Directors of Levi, Cahlin & Co., Certified Public Accountants, as our Auditors for the year ending December 31, 2005. For / / Against / / Abstain / /

     5. To vote or otherwise represent the shares on any other business or on other matters which should properly come before the meeting or any adjournments thereof according to their decision or according to the decision of the majority of them.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE AND THE PROXY IS RETURNED SIGNED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED "FOR" ITEMS (1),
(2), (3) AND (4) ABOVE.

     Unless  specifically   indicated,   the  execution  of  this  proxy  is  an
acknowledgment of the receipt of the Notice of Annual Meeting of Shareholders, Annual Report and Proxy Statement.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as Attorney, as Executor, Administrator, Trustee or Guardian, please give full title as such. If a company, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated                , 2005      By
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